EXHIBIT 10.oo

                                  AMENDMENT TO
                         ROSARITO PIER DOCKING CONTRACT

         THIS AMENDMENT (the "Amendment") is made and entered into by and between Inversiones Rosarito, S.A. de C.V., a Mexican corporation ("IRO"), represented in this act by C.P. Hugo Torres Chabert, Coronado Seas, LLC, a Delaware limited liability company (the "Venture"), represented in this act by Frederick A. Mayer, Playas de Rosarito Marina Resort, S.A. de C.V., a Mexican corporation ("PLAYMAR"), represented in this act by Mr. Manuel Gamboa, and Banco Internacional, S.A., a Mexican corporation ("BITAL"), represented in this act by C.P. Hugo Torres Chabert, in conformity with the following Declarations and
Clauses:

                                  DECLARATIONS

I.       BITAL DECLARES:

         (a) That it is a corporation duly organized under General Commercial Law, as evidenced in public document number 12,718, dated July 22, 1941, executed before Lic. Jose Bandera Olavarria, Notary Public No. 28 of the Federal District, registered in the Public Registry of Mexico City under number 170, page 114, book 3, dated August 16, 1941.

         (b) That it is dedicated, among other activities, to the rendering of banking services and elements necessary thereto.

         (c) That C.P. Hugo Torres Chabert, its representative, has sufficient legal capacity to execute this contract on behalf of Bital, as evidenced in public document number 5,482 and 260, dated March 6, 1974 and August 1, 1997, executed before C.C. Lics. Eduardo Illades Villafana and Luis A. Durazo Bazua, Notaries No. 6 of Tijuana and No. 1 of Playas de Rosarito, B.C., respectively, and that said powers have not been withdrawn nor modified in any way. Copies of such documents are attached hereto as EXHIBITS 1 AND 2.

         (d) That on March 12, 1998, it became a concessionaire of the Secretary of Communications and Transportation Concession for the use and development of a federal maritime zone for the construction and operation of a marina and pier located in the port of Rosarito, Baja California (the "Concession").

         (e) On June 2, 1982, it entered into a trust as evidenced in Public Document No. 16,807 dated June 2, 1982, executed before Eduardo Illades Villafana, Public Notary No. 6 of

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Tijuana. Under the terms of said trust, IRO in its capacity as settlor and trustee, has the authority to develop the concession referenced in paragraph (d) above. A copy of such document is attached hereto as EXHIBIT 3.

         (f) That on April 6, 1999, it entered into the Rosarito Pier Docking Contract (the "Docking Contract"), attached hereto as EXHIBIT 4, with respect to the operation of the pier referenced in paragraph (d) above.

II.      IRO DECLARES:

         (a) That it is a corporation with variable capital duly organized under Mexican law as evidenced in Public Document No. 7,490 of May 23, 1960 executed before Lic. Gustavo Cardenas y Estrada, Public Notary No. 3 of Tijuana, Baja California and registered with the Public Registry of Tijuana under No. 3611 book XXX, of June 29, 1960, with Federal Registry No. 840828-CY7 and with a purpose, among other activities, of the construction, use, operation and development of ports, port areas, terminals, marinas, wharves, landings, etc., and the establishment and development of tourist centers such as hotels, restaurants, bars, recreational facilities and the celebration of contracts necessary for such activities, including lease, rental and loan agreements, and the preparation and execution of all acts necessary to further these goals, as stated in the corporate articles, attached hereto as EXHIBIT 5.

         (b) That in accordance with the terms of the trust referenced in paragraph I(e), above, it is responsible for and beneficiary of a concession granted by the Mexican Secretary of Communications and Transportation, to construct and operate a private pier and marina in Playas de Rosarito, Baja California (the "Pier"), and desires to encourage, develop and commence the flow of waterborne passenger commerce to said pier. A copy of the Concession is attached hereto as EXHIBIT 6.

         (c) That currently it has entered into a contract for construction of the Pier referred to in the previous Declaration, which provides for the completion of construction by August 15, 1999 (the "Construction Contract"), which Construction Contract is being amended on the date hereof.

         (d) That C.P. Hugo Torres Chabert is the lawful representative of IRO, as verified under Public Document Number 5,482, dated March 6, 1974, respectively, duly executed before Notaries Public Number 1 of Playas de Rosarito and number 6 of Tijuana, Lics. Luis A. Durazo Bazua and Eduardo Llades Villafana, respectively, and that the powers granted under said documents have not been withdrawn nor limited in any way. A copy of said power of attorney is attached hereto as EXHIBIT 1.

         (e) That on April 6, 1999, it entered into the Docking Contract, attached hereto as EXHIBIT 4, with respect to the operation of the Pier.

III.     PLAYMAR DECLARES:

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         (a) That it is a corporation with variable capital duly organized under
Mexican laws, as evidenced in Public Document No. 1,460 of February 15, 1999, executed before Lic. Luis A. Durazo Bazua, Public Notary No. 1 of Playas de Rosarito, B.C., and with a purpose as stated in the Corporate Articles, attached hereto as EXHIBIT 7.

         (b) That it entered into a Services Agreement with IRO, dated March 10, 1999, for the operation of the Pier (the "Services Agreement") which is the subject of the Docking Contract, as evidenced in EXHIBIT 8, hereto.

         (c) That Mr. Manuel Gamboa is the lawful representative of PLAYMAR under Public Document Number 1,460, dated February 15, 1999, duly executed before Lic. Luis A. Durazo Bazva, Public Notary No. 1 of Playas de Rosarito, B.C., and registered with the Public Registry under number 5166954, dated February 19, 1999, as evidenced in EXHIBIT 7.

         (d) That on April 6, 1999, it entered into the Docking Contract attached hereto as EXHIBIT 4, with respect to the operation of the Pier.

IV.      THE VENTURE DECLARES:

         (a) That it is a limited liability company duly organized under the laws of the State of Delaware, United States of America, as evidenced in the Certificate of Formation of Commodore Day Cruises, LLC, Authentication Number 9514996, of January 11, 1999, which is attached hereto as EXHIBIT 9.

         (b) That it duly changed its name with the State of Delaware to Baja California, LLC, effective March 1, 1999, and that on March 5, 1999, it duly changed its name with the State of Delaware to Coronado Seas, LLC.

         (c) That it intends to operate a passenger cruise ship between San Diego, California, USA and Playas de Rosarito, Baja California, Mexico, and it wishes to dock at the Pier referred to in the Docking Contract at the Beginning of Operations Date (as defined in the Docking Contract).

         (d) That Mr. Jeffrey I. Binder is the Venture's lawful representative, as evidenced in the Unanimous Written Consent of the Members of the Venture, and that the rights and duties granted under such document have not been withdrawn nor limited in any way. A copy of such document is attached hereto as EXHIBIT 10.

         (e) That on April 6, 1999, it entered into the Docking Contract, attached hereto as EXHIBIT 4, with respect to the Pier.

V.       BITAL, IRO, PLAYMAR AND THE VENTURE DECLARE:

         (a) Based on revisions to the proposed business of the Venture and the benefits that are likely to be derived by both IRO and the Venture therefrom, IRO has agreed to expand the Venture's rights to use the Pier in accordance with the terms of this Amendment.

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         (b) Based on changes to the construction plans for the Pier, IRO has modified the Construction Contract with the contractor, Estructuras y Puertos, S.A. de C.V., the amendment to which is attached hereto as EXHIBIT 12A.

                                  C L A U S E S

FIRST. BERTHING RIGHTS. The parties hereto agree to modify Clause Fourth of the Docking Contract, which originally stated:

         "IRO hereby grants to the Venture the exclusive berthing rights at the Pier for a Cruise Ship, in connection with voyages departing from the San Diego metropolitan area."

So that it shall now read:

         "IRO hereby grants to the Venture the exclusive berthing rights at the Pier for a Cruise Ship, in connection with voyages departing from the metropolitan areas of San Diego and Los Angeles."

SECOND. DEFINED TERMS. Furthermore, the parties agree to redefine certain concepts established in the definitions section of the Docking Contract. The term "The Route" shall be modified, which originally stated:

         "The Route: The route taken by the Cruise Ship between San Diego and Rosarito."

So that it shall now read:

         "The Route: The route taken by the Cruise Ship among San Diego, Los Angeles and Rosarito."

In the same manner, the term "Other Route" shall be modified, which originally read:

         "Other Route: Any route taken by the Cruise Ship other than between San Diego and Rosarito."

So that it shall now read:

         "Other Route: Any route taken by the Cruise Ship other than among San Diego, Los Angeles and Rosarito."

In the same manner, the term "Beginning of Operations Date" shall be modified, which originally read:

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         "Beginning of Operations Date: The date on which the Pier is capable of safely receiving a cruise ship for dockage, which in no case shall be earlier than July 15, 1999, or later than August 15, 1999, subject to authorization from the SCT."

So that it shall now read:

         "Beginning of Operations Date: The date on which the Pier is capable of safely receiving a cruise ship for dockage, which in no case shall be earlier than February 28, 2000 or later than March 18, 2000, subject to authorization from the SCT."

THIRD. CONDITION OF THE PIER. The parties hereto agree to modify the first sentence of Clause Sixth of the Docking Contract, which originally stated:

         "IRO, to ensure compliance with the requirements for the construction of the Pier as set forth by SCT in the Concession, and to satisfy the terms of this Contract, shall contract "Estructuras y Puertos S.A. de C.V.," (a copy of the Construction Contract is attached hereto as EXHIBIT 12), setting forth in such contract August 15, 1999 as the completion date for the Pier."

So that it shall now read:

         "IRO, to ensure compliance with the requirements for the construction of the Pier as set forth by SCT in the Concession, and to satisfy the terms of this Contract, shall contract "Estructuras y Puertos, S.A. de C.V.," (a copy of the First Amendment to the Construction Contract is attached hereto as EXHIBIT 12A), setting forth in such amended contract March 18, 2000, as the completion date for the Pier."

FOURTH. RATIFICATION. Except as specifically modified herein, the Docking Contract shall continue in full force and effect.

                         [SIGNATURES ON FOLLOWING PAGE]

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         This Amendment, read and heard by all parties, all aware of its contents and legal effect of each and every one of its clauses, is executed before the witnesses at the city of Rosarito, on September 17, 1999.

WITNESS:                                    INVERSIONES ROSARITO S.A. de C.V.,

/s/ Jose A. Arroyo                          By:     /s/ C.P. HUGO TORRES CHABERT
--------------------------------------              --------------------------
                                                    C.P. Hugo Torres Chabert
                                                    Attorney-in-Fact

WITNESS:                                    CORONADO SEAS, LLC:

/s/ Jose A. Arroyo                          By:     /s/ JEFFREY I. BINDER
--------------------------------------              --------------------------
                                                    Jeffrey I. Binder
                                                    Attorney-in-Fact

WITNESS:

                                            PLAYAS DE ROSARITO MARINA
                                            RESORT, S.A. de C.V.

/s/ Jose A. Arroyo                          By:     /s/ ANGEL ROSALIO CALZADA
--------------------------------------              --------------------------
                                                    Angel Rosalio Calzada
                                                    Attorney-in-Fact

WITNESS:                                    BANCO INTERNACIONAL, S.A.

/s/ Jose A. Arroyo                          By:     /s/ C.P. HUGO TORRES CHABERT
--------------------------------------              --------------------------
                                                    C.P. Hugo Torres Chabert
                                                    Attorney-in-Fact

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                                  CERTIFICATION

I, Alan Pritzker, Chief Financial Officer of Commodore Holdings Limited, hereby represent that the previously attached document is a fair and accurate English translation of the First Amendment to the Rosarito Pier Docking Agreement which was executed in Spanish.

                                                      /s/ ALAN PRITZKER
                                                      --------------------------
                                                      Alan Pritzker
                                                      Chief Financial Officer

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